UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2015

Date of reporting period:	July 1, 2014 – December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POVSX

Putnam International Equity Fund

Semiannual report 12|31|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

February 10, 2015

Putnam International Equity Fund

Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

A world of opportunities

Emerging markets
Developed markets

The fund can invest in undervalued companies across a diverse range of international markets, including the developed markets of Europe, Canada, Japan, and Australia, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Sources: MSCI EAFE Index, MSCI Emerging Markets Index.

2 International Equity Fund

Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and most regions of the world are benefiting from a higher ratio of investment to GDP than is the United States.

Comparing investment as a percentage of GDP across regions

European Union
United States
Developing Asia
Latin America and the Caribbean
50%
40
30
20
10
0
2012
2013*
2014*
2015*

* *Estimates.*
Sources: International Monetary Fund, World Economic Outlook Database, October 2013; Haver Analytics.

“We actively research stocks one by one, trying to find companies that the market has undervalued.”

Simon Davis
Portfolio Manager
Putnam's Co-Head of International Equities, Simon Davis, has experience investing in international markets since 1988.

International Equity Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 12/31/14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     International Equity Fund

Interview with your fund’s portfolio manager

Sam Davis

International markets struggled in the second half of 2014 while U.S. stocks generally made healthy gains. What drove this divergence?

While U.S. markets made gains on the strength of a relatively solid economic recovery, non-U.S. markets declined in the face of more troubling macroeconomic conditions. This was the case for much of the period. Europe, for example, has continued to struggle with its debt crisis. Deleveraging in both public and private sectors has resulted in increased reliance on central bank stimulus as the solution to the region’s financial troubles, and this stimulus has so far been less abundant than elsewhere. In Japan, a consumption tax instituted in April appeared to boost consumer activity in the first quarter, but it acted as a drag on consumption in succeeding quarters. In addition, a China-led emerging-market slowdown generated a fair amount of uncertainty for emerging-market companies as well as European and Japanese exporters.

Geopolitically, a number of negative surprises inhibited non-U.S. stock performance through year-end. Continued aggression by Russian president Vladimir Putin in Crimea and eastern Ukraine, and the escalation of tensions between Russia and the West, were challenges for European markets, in particular. Rising tensions in the Middle East also shook confidence across a number of

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/14. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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non-U.S. regions, and appeared to bolster the case for safety in the minds of many investors.

Did European leaders take any new steps to deal with the region’s debt problems during the period?

The European Central Bank [ECB] initiated an asset-quality review of European financial institutions; while this may build confidence in the financials sector over time, it proved to be a drag on the sector’s performance in the final months of the period. With a focus on their financial health, European banks arguably suppressed their lending activity, holding back the region’s economic recovery. Although policymakers appear to have been doing what they can to aid the financial infrastructure and to stimulate inflation, a number of European countries were in or very close to outright deflation as the year came to a close.

What do you see as some of the bright spots in European equity markets?

Across Europe, we think structural change is leading to increasingly compelling opportunities for investors. Consolidation among French telecoms, for example, has curtailed what had long been fierce industry competition and has greatly enhanced the return potential of a smaller number of key players. Similarly, Irish banking has undergone a process of consolidation that we think enhances the return potential of a smaller group of lending institutions, particularly those who are positioned to benefit from improvements in the domestic commercial real estate market.

With respect to Japan, to what degree did economic reforms and a falling yen make Japanese equities more attractive?

With economic changes instituted under Prime Minister Shinzo Abe slowly taking

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 12/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     International Equity Fund

“Geopolitically, a number of negative
surprises inhibited non-U.S. stock
performance through year-end.”

Sam Davis

effect in Japan, companies were and continue to be under pressure to deliver higher returns on equity for their investors. Financially, we think these companies are in an enviable position, with sufficient assets and cash on their balance sheets to be able to withstand substantial economic pressure. The question now is whether company managements can deliver for their shareholders. We expect this potential revolution in corporate governance will likely take time to unfold, but in the meantime, a weak yen relative to the dollar makes valuations for a number of Japanese exporters especially compelling. There are caveats to this view, of course — for example, if emerging-market demand for Japanese goods, such as autos, weakens.

Which stocks or strategies helped relative performance?

The French cable company Numericable took over the number-two mobile telecommunications player in France, SFR, during the period, which helped drive Numericable’s stock appreciation. A participant in the ongoing consolidation of the French telecom industry, we believe Numericable is in a good position to benefit from more rationally priced mobile and data-delivery services. In addition, we see opportunities for the company to bundle telecommunication services for its customers and expand its market share, even as it has been realizing cost-cutting potential through a simplification of its business model.

Alibaba — which is the leading online retail company in China — went public this past summer; we bought it for the fund, and it performed strongly post-listing given the market consensus regarding the company’s high growth prospects, robust market

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/14. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

International Equity Fund     7

position, and diverse set of business opportunities. This stock was the second-largest contributor to relative returns during the period, and we continued to hold the position at period-end.

Automaker Toyota also performed well over the past six months. The company benefited primarily from the weakness of the yen, which inflated the value of revenues and profits generated overseas when translated back into its reporting currency. In addition, the company’s exposure to the U.S. market, which enjoyed a gradually strengthening recovery through much of the period, helped the company’s results.

The stock of Astellas, a Japan-based drug manufacturer, also aided relative performance. The company benefited from the better-than-expected performance of its new oncology drug, Xtandi, which has taken market share on the back of better efficacy than alternatives as well as approval for new therapeutic indications.

Which stocks or strategies hindered relative performance?

Between June and December, the price of a barrel of oil fell by approximately 50%. This substantial change led to lower energy prices around the globe — providing a boost to consumers — but it also impacted energy-related companies negatively. Ezion, a liftboat and oil rig operator based in Asia, suffered losses in the wake of the oil price collapse, though it also experienced a pullback due to vessel-delivery delays that occurred prior to oil’s major decline.

Australian mining giant BHP Billiton, the second-largest detractor from the fund’s relative performance, was also hurt by falling energy prices. In addition to its diverse mining operations, the company has a large oil and gas business, which suffered directly

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     International Equity Fund

from oil’s fall. In addition, the company’s management was unwilling to initiate a share buyback during the period, which frustrated investors and exacerbated the stock’s decline.

A number of other energy-related companies in the fund’s portfolio were negatively affected by oil’s decline during the period. In addition, some financial stocks in the portfolio hampered the fund’s returns relative to the benchmark.

What is your outlook for international equity investing in 2015?

From here, while risks remain, we see an improved relative outlook for international markets. Increased monetary stimulus, weaker currencies, lower oil prices, and the completion of the asset-quality review in Europe could all become tailwinds for non-U.S. stock performance. In addition, we believe continued strength in the United States and potentially increased fiscal stimulus in various regions may help lift the global economy and propel a market rebound.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

Citing deteriorating economic conditions in the eurozone and emerging markets, the World Bank recently reduced its outlook for global economic growth. The Washington-based institution expects the global growth rate to rise moderately, by 3.0% in 2015, below its earlier forecast of 3.4%. World Bank economists see plummeting oil prices, down more than 50% since June 2014, as having a mixed effect around the world. For the United States, the drop in oil prices has boosted consumer spending. As such, the bank increased its U.S. growth estimate by 0.2%, to 3.2%. Meanwhile, the bank’s economists noted that the oil price plunge was failing to generate growth in Europe and Japan, while moving major oil-exporting countries toward recession.

International Equity Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(7/12/96)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.50%	7.23%	7.21%	7.21%	6.70%	6.70%	6.95%	6.79%	7.23%	7.72%	7.73%	7.71%
10 years	45.91	37.52	37.36	37.36	35.41	35.41	38.80	33.94	42.25	50.00	50.41	49.63
Annual average	3.85	3.24	3.23	3.23	3.08	3.08	3.33	2.97	3.59	4.14	4.17	4.11
5 years	34.88	27.12	29.94	27.94	30.01	30.01	31.61	27.01	33.22	36.98	37.36	36.64
Annual average	6.17	4.92	5.38	5.05	5.39	5.39	5.65	4.90	5.90	6.50	6.55	6.44
3 years	45.05	36.71	41.83	38.83	41.90	41.90	42.91	37.91	43.94	46.53	46.93	46.17
Annual average	13.20	10.99	12.35	11.56	12.37	12.37	12.64	11.31	12.91	13.58	13.69	13.49
1 year	–6.87	–12.22	–7.54	–12.16	–7.51	–8.44	–7.33	–10.57	–7.08	–6.56	–6.43	–6.63
6 months	–10.14	–15.30	–10.46	–14.94	–10.43	–11.32	–10.37	–13.51	–10.25	–9.97	–9.92	–10.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     International Equity Fund

Comparative index returns For periods ended 12/31/14

	MSCI EAFE Index (ND)	Lipper International Multi-Cap Core Funds category average*
Annual average (life of fund)	5.11%	5.62%
10 years	54.29	54.64
Annual average	4.43	4.32
5 years	29.68	30.38
Annual average	5.33	5.38
3 years	36.98	35.25
Annual average	11.06	10.54
1 year	–4.90	–4.68
6 months	–9.24	–8.53

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/14, there were 408, 397, 343, 307, 138, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.215		$0.011	$0.041	$0.095		$0.179	$0.309	$0.321	$0.285
Capital gains	—		—	—	—		—	—	—	—
Total	$0.215		$0.011	$0.041	$0.095		$0.179	$0.309	$0.321	$0.285
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
6/30/14	$25.33	$26.88	$24.08	$24.45	$24.64	$25.53	$24.90	$25.72	$25.74	$25.66
12/31/14	22.55	23.93	21.55	21.86	21.99	22.79	22.17	22.85	22.87	22.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Equity Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 6/30/14	1.30%	2.05%	2.05%	1.80%	1.55%	0.98%	0.88%	1.05%
Annualized expense ratio for the six-month period ended 12/31/14*	1.26%	2.01%	2.01%	1.76%	1.51%	0.96%	0.86%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Includes an increase of 0.05% from annualizing the performance fee adjustment for the six months ended 12/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2014, to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.03	$9.60	$9.60	$8.41	$7.22	$4.60	$4.12	$4.84
Ending value (after expenses)	$898.60	$895.40	$895.70	$896.30	$897.50	$900.30	$900.80	$899.90

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     International Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2014, use the following calculation method. To find the value of your investment on July 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.41	$10.21	$10.21	$8.94	$7.68	$4.89	$4.38	$5.14
Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,016.33	$1,017.59	$1,020.37	$1,020.87	$1,020.11

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Equity Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     International Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2014, Putnam employees had approximately $483,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Equity Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     International Equity Fund

The fund’s portfolio 12/31/14 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value
Australia (5.6%)
BHP Billiton PLC	623,412	$13,334,666
Challenger, Ltd.	2,454,426	12,929,975
G8 Education, Ltd.	1,952,267	6,601,863
Origin Energy, Ltd.	776,988	7,332,480
Telstra Corp., Ltd.	2,585,315	12,554,818
		52,753,802
Austria (0.9%)
voestalpine AG	223,788	8,821,878
		8,821,878
Belgium (1.7%)
Anheuser-Busch InBev NV	141,393	15,911,479
		15,911,479
Brazil (0.1%)
FabFurnish GmbH (acquired 8/2/13, cost $20) (Private) †ΔΔ F	15	14
Global Fashion Holding SA (acquired 8/2/13, cost $1,009,308) (Private) † ΔΔ F	23,826	598,924
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $20) (Private) † ΔΔ F	15	14
New Middle East Other Assets GmbH (acquired 8/2/13, cost $8) (Private) † ΔΔ F	6	5
		598,957
Canada (1.9%)
Intact Financial Corp.	116,300	8,393,661
Suncor Energy, Inc.	288,100	9,150,362
		17,544,023
China (2.7%)
Alibaba Group Holding, Ltd. ADR †	75,745	7,872,935
China Mobile, Ltd.	606,000	7,119,063
China Resources Power Holdings Co., Ltd.	4,292,000	10,965,301
		25,957,299
France (14.8%)
Air Liquide SA	74,431	9,183,936
Airbus Group NV	188,979	9,386,060
Alcatel-Lucent † S	2,359,458	8,376,491
BNP Paribas SA	296,901	17,447,176
Faurecia	234,426	8,717,797
Gaztransport Et Technigaz SA	120,352	7,107,829
Natixis SA	1,408,678	9,263,229
Numericable-SFR †	278,928	13,754,019
Sanofi	216,595	19,739,586
Total SA	383,733	19,784,977
Veolia Environnement SA	980,871	17,418,834
		140,179,934
Germany (7.5%)
Deutsche Post AG	592,600	19,389,066
Henkel AG & Co. KGaA (Preference)	159,118	17,212,519
Siemens AG	141,255	16,019,760
TUI AG †	682,557	10,968,129

International Equity Fund     17

COMMON STOCKS (99.3%)* cont.	Shares	Value
Germany cont.
Zalando SE †	180,996	$5,561,256
Zalando SE (acquired 9/30/13, cost $1,748,818) (Private) † ΔΔ F	72,930	2,025,314
		71,176,044
India (0.6%)
Bharti Infratel, Ltd.	987,722	5,266,333
		5,266,333
Ireland (2.5%)
Bank of Ireland †	16,580,467	6,182,053
Kerry Group PLC Class A	135,039	9,317,165
Smurfit Kappa Group PLC	374,108	8,400,779
		23,899,997
Italy (3.0%)
Luxottica Group SpA	178,663	9,781,378
Telecom Italia SpA RSP	14,500,721	12,120,209
Unione di Banche Italiane ScpA	965,752	6,874,577
		28,776,164
Japan (18.4%)
Astellas Pharma, Inc.	803,500	11,182,799
Daikin Industries, Ltd.	140,100	9,036,073
Japan Airlines Co., Ltd.	380,700	11,120,469
Japan Tobacco, Inc.	619,000	16,996,554
KDDI Corp.	130,800	8,184,185
Mitsubishi Corp.	623,300	11,431,243
Mizuho Financial Group, Inc.	5,587,100	9,387,996
NSK, Ltd.	642,000	7,603,492
Panasonic Corp.	923,200	10,846,375
Sumitomo Mitsui Financial Group, Inc.	514,600	18,593,786
Tokyo Gas Co., Ltd.	3,304,000	17,828,922
Toshiba Corp.	2,846,000	12,051,094
Toyota Motor Corp.	480,200	29,945,544
		174,208,532
Mexico (0.5%)
Grupo Financiero Banorte SAB de CV	881,200	4,868,960
		4,868,960
Netherlands (2.9%)
Akzo Nobel NV	133,116	9,230,886
ING Groep NV GDR †	1,399,520	18,120,440
		27,351,326
New Zealand (1.6%)
Spark New Zealand, Ltd.	6,304,586	15,275,467
		15,275,467
Norway (1.2%)
DNB ASA	792,872	11,690,398
		11,690,398
Singapore (2.1%)
Ezion Holdings, Ltd.	7,968,200	6,755,360
United Overseas Bank, Ltd.	709,000	13,107,892
		19,863,252

18     International Equity Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value
South Korea (2.8%)
Coway Co., Ltd.	90,663	$6,898,133
Samsung Electronics Co., Ltd.	8,681	10,435,014
SK Hynix, Inc. †	202,601	8,723,853
		26,057,000
Spain (3.0%)
Atresmedia Corporacion de Medios de Comunicacion SA	508,525	7,152,402
Banco de Sabadell SA	2,047,688	5,364,419
Grifols SA ADR	208,907	7,100,749
International Consolidated Airlines Group SA †	1,213,023	9,065,136
		28,682,706
Sweden (3.1%)
Assa Abloy AB Class B	236,910	12,519,959
Com Hem Holding AB †	1,359,704	10,918,024
Intrum Justita AB	190,864	5,645,595
		29,083,578
United Arab Emirates (0.8%)
Dubai Islamic Bank PJSC †	4,206,680	7,732,689
		7,732,689
United Kingdom (19.6%)
Associated British Foods PLC	289,539	14,067,443
AstraZeneca PLC	348,477	24,513,844
Compass Group PLC	703,105	11,983,955
Fiat Chrysler Automobiles NV †	494,581	5,675,537
Genel Energy PLC †	577,547	6,182,040
Kingfisher PLC	2,346,005	12,362,531
Liberty Global PLC Ser. C	123,400	5,961,454
Metro Bank PLC (acquired 1/15/14, cost $2,770,188) (Private) † ΔΔ F	130,140	2,700,259
Persimmon PLC	539,023	13,185,546
Prudential PLC	715,831	16,472,815
Regus PLC S	2,782,494	8,962,050
St James’s Place PLC	616,966	7,753,573
Telecity Group PLC	629,273	7,885,495
Thomas Cook Group PLC †	4,902,133	9,651,487
TSB Banking Group PLC † S	2,273,960	9,830,226
Vodafone Group PLC	4,250,730	14,564,962
WPP PLC	658,488	13,661,118
		185,414,335
United States (2.0%)
Google, Inc. Class C †	19,096	10,052,134
Tyco International PLC	211,518	9,277,179
		19,329,313
Total common stocks (cost $872,565,617)		$940,443,466

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1.000%, September 30, 2019 [i]	$116,000	$113,116
2.000%, January 31, 2016 [i]	12,000	12,315
Total U.S. treasury obligations (cost $125,431)		$125,431

International Equity Fund     19

SHORT-TERM INVESTMENTS (2.5%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	Shares 16,019,365	$16,019,365
Putnam Short Term Investment Fund 0.10% L	Shares 6,958,033	6,958,033
SSgA Prime Money Market Fund Class N 0.04% P	Shares 150,000	150,000
U.S. Treasury Bills with an effective yield of 0.05%, January 15, 2015 Δ	$150,000	149,997
U.S. Treasury Bills with an effective yield of 0.01%, January 22, 2015 Δ	404,000	403,998
U.S. Treasury Bills with an effective yield of 0.01%, January 8, 2015	376,000	375,999
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 Δ	30,000	29,981
Total short-term investments (cost $24,087,374)		$24,087,373

TOTAL INVESTMENTS
Total investments (cost $896,778,422)	$964,656,270

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $947,010,607.
†	Non-income-producing security.
ΔΔ

Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,324,530, or 0.6% of net assets.

Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

20     International Equity Fund

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $1,368,361 to cover certain derivatives contracts and the settlement of certain securities.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Financials	19.7%
Consumer discretionary	19.6
Industrials	14.9

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $322,123,759) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/21/15	$1,116,105	$1,188,237	$(72,132)
	Australian Dollar	Sell	1/21/15	1,116,105	1,164,159	48,054
Barclays Bank PLC
	Canadian Dollar	Buy	1/21/15	873,547	886,967	(13,420)
	Hong Kong Dollar	Sell	2/13/15	258,546	258,452	(94)
	Japanese Yen	Buy	2/13/15	5,008,162	5,221,701	(213,539)
	Japanese Yen	Sell	2/13/15	5,008,162	5,284,729	276,567
	Swiss Franc	Buy	3/18/15	10,763,463	11,107,439	(343,976)
Citibank, N.A.
	Danish Krone	Buy	3/18/15	13,418,114	13,856,476	(438,362)
Credit Suisse International
	Australian Dollar	Sell	1/21/15	15,449,010	16,422,403	973,393
	Canadian Dollar	Buy	1/21/15	2,387,307	2,476,383	(89,076)
	Canadian Dollar	Sell	1/21/15	2,387,307	2,486,270	98,963
	Euro	Sell	3/18/15	10,396,481	10,678,653	282,172
	Japanese Yen	Buy	2/13/15	10,435,722	10,755,824	(320,102)
	Japanese Yen	Sell	2/13/15	10,435,722	10,892,395	456,673
	New Zealand Dollar	Sell	1/21/15	6,510,832	6,513,182	2,350
	Norwegian Krone	Sell	3/18/15	2,715,050	2,920,513	205,463
	Swiss Franc	Buy	3/18/15	22,801,302	23,527,877	(726,575)
Deutsche Bank AG
	Australian Dollar	Sell	1/21/15	1,495,207	1,607,866	112,659
	British Pound	Buy	3/18/15	26,026,391	26,101,612	(75,221)
	Euro	Sell	3/18/15	17,414,205	17,720,771	306,566
	New Zealand Dollar	Sell	1/21/15	7,222,202	7,179,523	(42,679)

International Equity Fund     21

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $322,123,759) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/21/15	$446,051	$465,251	$(19,200)
	Australian Dollar	Sell	1/21/15	446,051	474,140	28,089
	British Pound	Sell	3/18/15	4,757,065	4,804,701	47,636
	Euro	Sell	3/18/15	3,810,788	3,934,173	123,385
JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	1/21/15	2,918,766	2,992,606	(73,840)
	Euro	Sell	3/18/15	11,147,329	11,492,415	345,086
	Japanese Yen	Buy	2/13/15	9,015,475	9,325,040	(309,565)
	Norwegian Krone	Sell	3/18/15	3,294,901	3,544,495	249,594
	Singapore Dollar	Sell	2/13/15	6,741,188	6,938,825	197,637
	Swedish Krona	Buy	3/18/15	1,614,141	1,643,737	(29,596)
	Swiss Franc	Buy	3/18/15	11,022,105	11,374,819	(352,714)
State Street Bank and Trust Co.
	Canadian Dollar	Buy	1/21/15	8,826,506	9,193,272	(366,766)
	Canadian Dollar	Sell	1/21/15	8,826,506	9,135,279	308,773
	Euro	Sell	3/18/15	5,947,333	6,140,131	192,798
	Israeli Shekel	Buy	1/21/15	4,318,030	4,621,973	(303,943)
	Swiss Franc	Buy	3/18/15	14,792,661	15,263,497	(470,836)
UBS AG
	British Pound	Sell	3/18/15	10,348,902	10,531,338	182,436
	Euro	Sell	3/18/15	21,105,240	21,704,757	599,517
	Swiss Franc	Buy	3/18/15	9,973,033	10,291,878	(318,845)
Total						$457,330

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

22     International Equity Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$—	$52,753,802	$—
Austria	—	8,821,878	—
Belgium	—	15,911,479	—
Brazil	—	—	598,957
Canada	17,544,023	—	—
China	7,872,935	18,084,364	—
France	—	140,179,934	—
Germany	10,968,129	58,182,601	2,025,314
India	—	5,266,333	—
Ireland	—	23,899,997	—
Italy	—	28,776,164	—
Japan	—	174,208,532	—
Mexico	4,868,960	—	—
Netherlands	—	27,351,326	—
New Zealand	—	15,275,467	—
Norway	—	11,690,398	—
Singapore	—	19,863,252	—
South Korea	—	26,057,000	—
Spain	7,100,749	21,581,957	—
Sweden	—	29,083,578	—
United Arab Emirates	—	7,732,689	—
United Kingdom	5,961,454	176,752,622	2,700,259
United States	19,329,313	—	—
Total common stocks	73,645,563	861,473,373	5,324,530
U.S. treasury obligations	—	125,431	—
Short-term investments	7,108,033	16,979,340	—
Totals by level	$80,753,596	$878,578,144	$5,324,530

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$457,330	$—
Totals by level	$—	$457,330	$—

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund     23

Statement of assets and liabilities 12/31/14 (Unaudited)
ASSETS
Investment in securities, at value, including $15,246,024 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $873,801,024)	$941,678,872
Affiliated issuers (identified cost $22,977,398) (Notes 1 and 5)	22,977,398
Foreign currency (cost $343,753) (Note 1)	345,421
Dividends, interest and other receivables	1,594,827
Receivable for shares of the fund sold	612,963
Unrealized appreciation on forward currency contracts (Note 1)	5,037,811
Prepaid assets	53,715
Total assets	972,301,007
LIABILITIES
Payable for shares of the fund repurchased	2,203,501
Payable for compensation of Manager (Note 2)	618,936
Payable for custodian fees (Note 2)	34,879
Payable for investor servicing fees (Note 2)	149,612
Payable for Trustee compensation and expenses (Note 2)	665,793
Payable for administrative services (Note 2)	6,407
Payable for distribution fees (Note 2)	573,161
Unrealized depreciation on forward currency contracts (Note 1)	4,580,481
Collateral on securities loaned, at value (Note 1)	16,019,365
Collateral on certain derivative contracts, at value (Note 1)	275,431
Other accrued expenses	162,834
Total liabilities	25,290,400
Net assets	$947,010,607

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,121,252,512
Distributions in excess of net investment income (Note 1)	(2,647,171)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,239,828,267)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	68,233,533
Total — Representing net assets applicable to capital shares outstanding	$947,010,607
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

24     International Equity Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($772,112,206 divided by 34,232,695 shares)	$22.55
	Offering price per class A share (100/94.25 of $22.55)*	$23.93
	Net asset value and offering price per class B share ($15,817,823 divided by 733,998 shares)**	$21.55
	Net asset value and offering price per class C share ($53,177,195 divided by 2,433,064 shares)**	$21.86
	Net asset value and redemption price per class M share ($15,597,897 divided by 709,185 shares)	$21.99
	Offering price per class M share (100/96.50 of $21.99)*	$22.79
	Net asset value, offering price and redemption price per class R share ($3,706,498 divided by 167,162 shares)	$22.17
	Net asset value, offering price and redemption price per class R5 share ($7,253,473 divided by 317,408 shares)	$22.85
	Net asset value, offering price and redemption price per class R6 share ($15,949,699 divided by 697,423 shares)	$22.87
	Net asset value, offering price and redemption price per class Y share ($63,395,816 divided by 2,778,852 shares)	$22.81
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund     25

Statement of operations Six months ended 12/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $666,729)	$9,193,059
Interest (including interest income of $3,897 from investments in affiliated issuers) (Note 5)	4,179
Securities lending (Note 1)	159,092
Total investment income	9,356,330
EXPENSES
Compensation of Manager (Note 2)	3,804,484
Investor servicing fees (Note 2)	1,023,795
Custodian fees (Note 2)	71,360
Trustee compensation and expenses (Note 2)	6,671
Distribution fees (Note 2)	1,499,540
Administrative services (Note 2)	14,741
Other	257,101
Total expenses	6,677,692
Expense reduction (Note 2)	(35,438)
Net expenses	6,642,254
Net investment income	2,714,076

Net realized gain on investments (Notes 1 and 3)	22,616,338
Net realized loss on foreign currency transactions (Note 1)	(1,167,063)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	681,554
Net unrealized depreciation of investments during the period	(136,455,749)
Net loss on investments	(114,324,920)
Net decrease in net assets resulting from operations	$(111,610,844)

The accompanying notes are an integral part of these financial statements.

26     International Equity Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/14*	Year ended 6/30/14
	Operations:
	Net investment income	$2,714,076	$8,471,660
	Net realized gain on investments and foreign currency transactions	21,449,275	103,813,229
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(135,774,195)	126,690,774
	Net increase (decrease) in net assets resulting from operations	(111,610,844)	238,975,663
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(7,318,368)	(6,516,112)
	Class B	(8,116)	—
	Class C	(99,934)	(25,994)
	Class M	(67,156)	(51,047)
	Class R	(29,098)	(18,607)
	Class R5	(96,950)	(151)
	Class R6	(216,948)	(189,597)
	Class Y	(820,397)	(582,003)
	Increase in capital from settlement payments	—	1,583,387
	Decrease from capital share transactions (Note 4)	(46,074,421)	(82,594,508)
	Total increase (decrease) in net assets	(166,342,232)	150,581,031
	NET ASSETS
	Beginning of period	1,113,352,839	962,771,808
	End of period (including distributions in excess of net investment income of $2,647,171 and undistributed net investment income of $3,295,720, respectively)	$947,010,607	$1,113,352,839
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

International Equity Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
December 31, 2014**	$25.33	.07	(2.63)	(2.56)	(.22)	—	(.22)	—	—	$22.55	(10.14) *	$772,112	.63*	.29*	36*
June 30, 2014	20.26	.20	5.01	5.21	(.17)	—	(.17)	—	.03[e]	25.33	25.92	919,776	1.30	.83	67
June 30, 2013	16.78	.20	3.47	3.67	(.19)	—	(.19)	—	—	20.26	21.92	800,600	1.32	1.06	86
June 30, 2012	20.93	.23	(3.72)	(3.49)	(.89)	(.07)	(.96)	—	.30[g,h]	16.78	(14.98)	785,933	1.36	1.32	67
June 30, 2011	15.80	.21	5.28	5.49	(.41)	—	(.41)	—[i]	.05 j,k,l	20.93	35.21	1,159,510	1.37	1.06	80
June 30, 2010	15.75	.19	.29	.48	(.42)	(.01)	(.43)	—[i]	—[i,m]	15.80	2.67	1,087,233	1.42	1.07	96
Class B
December 31, 2014**	$24.08	(.02)	(2.50)	(2.52)	(.01)	—	(.01)	—	—	$21.55	(10.46) *	$15,818	1.01*	(.09) *	36*
June 30, 2014	19.27	.01	4.77	4.78	—	—	—	—	.03[e]	24.08	24.96	20,183	2.05	.03	67
June 30, 2013	15.95	.05	3.30	3.35	(.03)	—	(.03)	—	—	19.27	21.04	21,761	2.07	.27	86
June 30, 2012	19.85	.08	(3.51)	(3.43)	(.71)	(.05)	(.76)	—	.29[g,h]	15.95	(15.60)	25,547	2.11	.50	67
June 30, 2011	14.96	.03	5.02	5.05	(.21)	—	(.21)	—[i]	.05 j,k,l	19.85	34.20	50,180	2.12	.18	80
June 30, 2010	14.91	.04	.28	.32	(.26)	(.01)	(.27)	—[i]	—[i,m]	14.96	1.89	70,933	2.17	.21	96
Class C
December 31, 2014**	$24.45	(.02)	(2.53)	(2.55)	(.04)	—	(.04)	—	—	$21.86	(10.43) *	$53,177	1.01*	(.09) *	36*
June 30, 2014	19.58	.02	4.83	4.85	(.01)	—	(.01)	—	.03[e]	24.45	24.93	61,686	2.05	.08	67
June 30, 2013	16.22	.06	3.35	3.41	(.05)	—	(.05)	—	—	19.58	21.03	53,981	2.07	.31	86
June 30, 2012	20.23	.10	(3.60)	(3.50)	(.74)	(.06)	(.80)	—	.29[g,h]	16.22	(15.64)	53,807	2.11	.57	67
June 30, 2011	15.27	.06	5.11	5.17	(.26)	—	(.26)	—[i]	.05 j,k,l	20.23	34.29	80,648	2.12	.31	80
June 30, 2010	15.24	.05	.29	.34	(.30)	(.01)	(.31)	—[i]	—[i,m]	15.27	1.92	76,281	2.17	.31	96
Class M
December 31, 2014**	$24.64	.01	(2.56)	(2.55)	(.10)	—	(.10)	—	—	$21.99	(10.37) *	$15,598	.89*	.03*	36*
June 30, 2014	19.72	.08	4.88	4.96	(.07)	—	(.07)	—	.03[e]	24.64	25.30	18,269	1.80	.33	67
June 30, 2013	16.34	.10	3.37	3.47	(.09)	—	(.09)	—	—	19.72	21.26	16,006	1.82	.55	86
June 30, 2012	20.38	.14	(3.62)	(3.48)	(.79)	(.06)	(.85)	—	.29[g,h]	16.34	(15.39)	16,826	1.86	.83	67
June 30, 2011	15.38	.10	5.16	5.26	(.31)	—	(.31)	—[i]	.05 j,k,l	20.38	34.65	24,507	1.87	.51	80
June 30, 2010	15.35	.10	.28	.38	(.34)	(.01)	(.35)	—[i]	—[i,m]	15.38	2.15	25,387	1.92	.57	96
Class R
December 31, 2014**	$24.90	.03	(2.58)	(2.55)	(.18)	—	(.18)	—	—	$22.17	(10.25) *	$3,706	.76*	.14*	36*
June 30, 2014	19.94	.14	4.92	5.06	(.13)	—	(.13)	—	.03[e]	24.90	25.57	3,478	1.55	.59	67
June 30, 2013	16.52	.16	3.40	3.56	(.14)	—	(.14)	—	—	19.94	21.62	2,743	1.57	.84	86
June 30, 2012	20.61	.16	(3.64)	(3.48)	(.84)	(.07)	(.91)	—	.30[g,h]	16.52	(15.17)	2,261	1.61	.94	67
June 30, 2011	15.57	.17	5.19	5.36	(.37)	—	(.37)	—[i]	.05 j,k,l	20.61	34.90	4,583	1.62	.85	80
June 30, 2010	15.52	.15	.29	.44	(.38)	(.01)	(.39)	—[i]	—[i,m]	15.57	2.46	3,537	1.67	.82	96
Class R5
December 31, 2014**	$25.72	.10	(2.66)	(2.56)	(.31)	—	(.31)	—	—	$22.85	(9.97) *	$7,253	.48*	.43*	36*
June 30, 2014	20.58	.63[d]	4.73	5.36	(.26)	—	(.26)	—	.04[e]	25.72	26.28	8,002.98		2.48[d]	67
June 30, 2013†	17.12	.29	3.38	3.67	(.21)	—	(.21)	—	—	20.58	21.51*	12	.94*	1.49*	86
Class R6
December 31, 2014**	$25.74	.12	(2.67)	(2.55)	(.32)	—	(.32)	—	—	$22.87	(9.92) *	$15,950	.43*	.49*	36*
June 30, 2014	20.59	.31	5.08	5.39	(.28)	—	(.28)	—	.04[e]	25.74	26.44	17,762.88		1.28	67
June 30, 2013†	17.12	.56[f]	3.13	3.69	(.22)	—	(.22)	—	—	20.59	21.62*	13,856	.84*	2.63*[f]	86

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	International Equity Fund	International Equity Fund	29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
December 31, 2014**	$25.66	.10	(2.66)	(2.56)	(.29)	—	(.29)	—	—	$22.81	(10.01) *	$63,396	.51*	.41*	36*
June 30, 2014	20.52	.26	5.07	5.33	(.23)	—	(.23)	—	.04[e]	25.66	26.21	64,196	1.05	1.09	67
June 30, 2013	17.00	.24	3.52	3.76	(.24)	—	(.24)	—	—	20.52	22.19	53,813	1.07	1.27	86
June 30, 2012	21.20	.28	(3.77)	(3.49)	(.94)	(.07)	(1.01)	—	.30[g,h]	17.00	(14.74)	57,769	1.11	1.56	67
June 30, 2011	16.00	.27	5.34	5.61	(.46)	—	(.46)	—[i]	.05 j,k,l	21.20	35.55	81,394	1.12	1.38	80
June 30, 2010	15.94	.22	.31	.53	(.46)	(.01)	(.47)	—[i]	—[i,m]	16.00	2.95	87,194	1.17	1.21	96

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to June 30, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  The net investment income ratio and per share amount shown for the period ended June 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

e  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share
Class A	$0.03
Class B	0.03
Class C	0.03
Class M	0.03
Class R	0.03
Class R5	0.04
Class R6	0.04
Class Y	0.04

f  The net investment income ratio and per share amount shown for the period ended June 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

h  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011:

Per share
Class A	$0.27
Class B	0.26
Class C	0.26
Class M	0.26
Class R	0.27
Class Y	0.27

This payment resulted in an increase to total returns of 1.36% for the year ended June 30, 2012.

i  Amount represents less than $0.01 per share.

j  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

k  Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

l  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of May 16, 2011.

m  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

The accompanying notes are an integral part of these financial statements.

30	International Equity Fund	International Equity Fund	31

Notes to financial statements 12/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2014 through December 31, 2014.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

32     International Equity Fund

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

International Equity Fund     33

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,511,027 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,396,876 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $480,979 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash

34     International Equity Fund

Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $16,019,365 and the value of securities loaned amounted to $15,246,024.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2014, the fund had a capital loss carryover of $1,261,126,449 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$286,056,100	N/A	$286,056,100	June 30, 2017
975,070,349	N/A	975,070,349	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $896,929,515, resulting in gross unrealized appreciation and depreciation of $121,740,311 and $54,013,556, respectively, or net unrealized appreciation of $67,726,755.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources

International Equity Fund     35

are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.347% of the fund’s average net assets before an increase of $258,267 (0.025% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

36     International Equity Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$848,520
Class B	17,954
Class C	57,761
Class M	16,954
Class R	3,780
Class R5	5,667
Class R6	4,153
Class Y	69,006
Total	$1,023,795

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $461 under the expense offset arrangements and by $34,977 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $590, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,051,710
Class B	89,018
Class C	286,400
Class M	63,047
Class R	9,365
Total	$1,499,540

International Equity Fund     37

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,444 and $76 from the sale of class A and class M shares, respectively, and received $6,692 and $198 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$365,841,065	$414,867,551
U.S. government securities (Long-term)	—	—
Total	$365,841,065	$414,867,551

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/14		Year ended 6/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	790,507	$18,791,365	2,427,668	$57,873,972
Shares issued in connection with reinvestment of distributions	298,992	6,831,977	253,893	6,106,119
	1,089,499	25,623,342	2,681,561	63,980,091
Shares repurchased	(3,169,157)	(74,904,141)	(5,878,702)	(138,463,039)
Net decrease	(2,079,658)	$(49,280,799)	(3,197,141)	$(74,482,948)

	Six months ended 12/31/14		Year ended 6/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	17,406	$389,860	71,325	$1,600,496
Shares issued in connection with reinvestment of distributions	355	7,752	—	—
	17,761	397,612	71,325	1,600,496
Shares repurchased	(121,947)	(2,747,193)	(362,418)	(8,122,443)
Net decrease	(104,186)	$(2,349,581)	(291,093)	$(6,521,947)

	Six months ended 12/31/14		Year ended 6/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	69,150	$1,571,475	152,241	$3,490,056
Shares issued in connection with reinvestment of distributions	3,856	85,407	942	21,957
	73,006	1,656,882	153,183	3,512,013
Shares repurchased	(162,574)	(3,706,451)	(387,829)	(8,752,704)
Net decrease	(89,568)	$(2,049,569)	(234,646)	$(5,240,691)

38     International Equity Fund

	Six months ended 12/31/14		Year ended 6/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	14,685	$336,393	44,120	$1,019,940
Shares issued in connection with reinvestment of distributions	2,660	59,295	1,903	44,619
	17,345	395,688	46,023	1,064,559
Shares repurchased	(49,715)	(1,134,467)	(116,093)	(2,686,994)
Net decrease	(32,370)	$(738,779)	(70,070)	$(1,622,435)

	Six months ended 12/31/14		Year ended 6/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	53,342	$1,239,268	33,824	$789,249
Shares issued in connection with reinvestment of distributions	1,225	27,522	750	17,756
	54,567	1,266,790	34,574	807,005
Shares repurchased	(27,122)	(618,391)	(32,435)	(762,837)
Net increase	27,445	$648,399	2,139	$44,168

	Six months ended 12/31/14		Year ended 6/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	13,832	$333,065	316,167	$7,568,538
Shares issued in connection with reinvestment of distributions	4,188	96,950	6	151
	18,020	430,015	316,173	7,568,689
Shares repurchased	(11,676)	(281,902)	(5,699)	(143,992)
Net increase	6,344	$148,113	310,474	$7,424,697

	Six months ended 12/31/14		Year ended 6/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	42,524	$1,016,806	78,556	$1,902,740
Shares issued in connection with reinvestment of distributions	9,363	216,948	7,774	189,597
	51,887	1,233,754	86,330	2,092,337
Shares repurchased	(44,422)	(1,059,671)	(69,204)	(1,676,523)
Net increase	7,465	$174,083	17,126	$415,814

	Six months ended 12/31/14		Year ended 6/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	747,041	$18,360,737	770,585	$18,674,044
Shares issued in connection with reinvestment of distributions	33,615	776,849	22,459	546,438
	780,656	19,137,586	793,044	19,220,482
Shares repurchased	(503,399)	(11,763,874)	(913,811)	(21,831,648)
Net increase (decrease)	277,257	$7,373,712	(120,767)	$(2,611,166)

International Equity Fund     39

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	605	0.2%	$13,824
Class R6	606	0.1	13,859

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$1,617,967	$128,297,676	$122,957,610	$3,897	$6,958,033
Totals	$1,617,967	$128,297,676	$122,957,610	$3,897	$6,958,033

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$313,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$5,037,811	Payables	$4,580,481
Total		$5,037,811		$4,580,481

40     International Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(844,531)	$(844,531)
Total	$(844,531)	$(844,531)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$746,193	$746,193
Total	$746,193	$746,193

International Equity Fund     41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$48,054	$276,567	$—	$2,019,014	$419,225	$199,110	$792,317	$501,571	$781,953	$5,037,811
Total Assets	$48,054	$276,567	$—	$2,019,014	$419,225	$199,110	$792,317	$501,571	$781,953	$5,037,811
Liabilities:
Forward currency contracts#	72,132	571,029	438,362	1,135,753	117,900	19,200	765,715	1,141,545	318,845	4,580,481
Total Liabilities	$72,132	$571,029	$438,362	$1,135,753	$117,900	$19,200	$765,715	$1,141,545	$318,845	$4,580,481
Total Financial and Derivative Net Assets	$(24,078)	$(294,462)	$(438,362)	$883,261	$301,325	$179,910	$26,602	$(639,974)	$463,108	$457,330
Total collateral received (pledged)†##	$—	$(141,000)	$(339,979)	$883,261	$150,000	$125,431	$—	$—	$454,579
Net amount	$(24,078)	$(153,462)	$(98,383)	$—	$151,325	$54,479	$26,602	$(639,974)	$8,529

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42	International Equity Fund	International Equity Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     International Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA009
292231 2/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015